SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant      (X)
Filed by a Party other than the Registrant                ( )

Check the appropriate box:
( )        Preliminary Proxy Statement
( )        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)      Definitive Proxy Statement
( )        Definitive Additional Materials
( )        Soliciting Material under Section 240.14a-12

LEGAL ACCESS TECHNOLOGIES, INC.
________________________________________________________________________________________________________________________

(Name of Registrant as Specified in its Charter)
________________________________________________________________________________________________________________________

                  (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)        No fee required
( )          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

              1)     Title of each class of securities to which transaction applies:

              2)     Aggregate number of securities to which transaction applies:

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                      fee is calculated and state how it was determined):

              4)     Proposed maximum aggregate value of transaction:

              5)     Total fee paid:

( )          Fee paid previously with preliminary materials.
( )          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1)     Amount Previously Paid:
  2)     Form, Schedule or Registration Statement No.:
  3)     Filing Party:
  4)     Date Filed:

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LEGAL ACCESS TECHNOLOGIES, INC.
____________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
___________________________________________________

                                                                                   November 6, 2003

Dear Shareholder:

The annual meeting of the shareholders of LEGAL ACCESS TECHNOLOGIES, INC. (the "Company") will be held at 2300 West Sahara Ave., Suite 500, Las Vegas, Nevada, on November 18, 2003, at 10:00 a.m. Pacific Standard Time, for the following purposes:

  To elect three directors to serve until the next annual meeting or until any successors are elected and qualified;

  To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on October 14, 2003 are entitled to notice of and to vote at the meeting. The Company’s proxy statement accompanies this notice.

All shareholders are invited to attend the meeting in person.

                                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                                            /s/ Michael A. Cane
                                                            MICHAEL A. CANE
                                                            Chief Executive Officer, Chief Financial Officer
                                                            and Director

Las Vegas, Nevada
November 6, 2003

IMPORTANT
Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE LEGAL ACCESS TECHNOLOGIES, INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

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LEGAL ACCESS TECHNOLOGIES, INC.
2300 W. Sahara Ave., Suite 500

Las Vegas, Nevada 89102
________________________________________________________________________

                                                                                     November 6, 2003

PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD NOVEMBER 18, 2003

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LEGAL ACCESS TECHNOLOGIES, INC. OR ANY OTHER PERSON.

THE ANNUAL MEETING

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Legal Access Technologies to be voted at the annual meeting of shareholders of Legal Access Technologies (the "annual meeting"), which will be held at 10:00 a.m. Pacific Time on November 18, 2003, at 2300 West Sahara Ave., Suite 500, Las Vegas, Nevada 89102. The purpose of the annual meeting is to consider and vote upon the election of its board of directors and such other business as may properly come before the meeting. This proxy statement and the enclosed form of proxy are first being mailed to Legal Access Technologies shareholders on or about November 6, 2003.

RECORD DATE; SOLICITATION OF PROXIES

The board of directors of Legal Access Technologies has fixed the close of business on October 14, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At the record date, there were approximately 6,248,732 shares of common stock issued, outstanding, and entitled to vote at the annual meeting. Holders of common stock are entitled to one vote at the annual meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock.

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In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by Legal Access Technologies and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. Legal Access Technologies will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. Legal Access Technologies will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. Legal Access Technologies has spent approximately $2,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that Legal Access Technologies will spend an additional $2,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding Legal Access Technologies proxies and related materials may be directed in writing to the Chief Executive Officer, Michael A. Cane, at 2300 W. Sahara Ave., Suite 500, Las Vegas, Nevada 89102.

VOTE REQUIRED AND VOTING

In order to obtain shareholder approval, the presence, in person or by proxy duly authorized, of the holder or holders of 33 1/3 percent of the outstanding shares of the corporation’s common voting stock shall constitute a quorum for the transaction of business at the annual meeting. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum. Election of directors shall be accomplished by the three candidates receiving a plurality of the votes cast at a shareholder's meeting by the shareholders entitled to vote in the election.

You can vote by either attending the annual meeting in person or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted in favor of the nominee for the board of directors and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the annual meeting (of which Legal Access Technologies is not presently aware). Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions but who are present, in person or by proxy, at the annual meeting will be counted as present for quorum purposes.

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OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of Legal Access Technologies an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the annual meeting and voting in person. Attendance at the annual meeting will not by itself constitute revocation of a proxy.

ELECTION OF DIRECTORS

Three directors are to be elected at the annual meeting, to hold office for one year or until the next annual meeting of the shareholders, and until any successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that the nominee will be available for election, but if he is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the board of directors to fill any such vacancy.

NOMINEES

Name	Age	Position with the Company
Michael A. Cane	49	Chief Executive Officer, Chief Financial Officer, President, and Director
Elliot Schear	51	Director and Vice President
Russell Roth	56	Director

Set forth below is a brief description of the background and business experience of the nominees for the past five years.

Michael Cane has been our President, Chief Executive Officer and a director since the reverse acquisition by Tele-Lawyer in June of 2001 and was the President, Chief Executive Officer and a director of Tele-Lawyer since its inception in May of 1989. Mr. Cane attended the University of California, Irvine where he received a B.A. degree in Economics in June 1975 with high honors. He then went on to receive his Juris Doctor

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degree from the University of Southern California School Of Law in May of 1978, also receiving high honors. Among these honors were Order of the Coif, Phi Beta Kappa, Summa Cum Laude, Dean's Honor List, and The American Jurisprudence Award in Constitutional Law. He is a licensed member of the Nevada, Washington, California and Hawaii State Bars, the U.S. Tax Court and maintains Real Estate Broker licenses in Nevada, California and Hawaii. In addition to his role as our CEO, during the past several years, Mr. Cane has also been a Professor of law at Western State University School of Law (August 1991 to July 1997) and the managing member of Cane O’Neill Taylor, LLC, a private law practice (August 1998 to present). He is also the author of four books in the Five Minute Lawyer book series published by Bantam Doubleday Dell Publishing in May of 1995 (Divorce, Taxes, Bankruptcy and Estate Planning).

Elliot Schear has been our Vice President and a director since the reverse acquisition with Tele-Lawyer in June of 2001, a Vice President and a director of Tele-Lawyer since 1999 and involved in Tele-Lawyer’s marketing efforts since 1994. Mr. Schear graduated from the University of California, Los Angeles with a BA degree in Political Science in 1974 and then received his Masters in Public Relations from the University of Southern California in 1978. Since 1978, Mr. Schear has created and sold several businesses, including a network of metal working trade publications known as the Machine Shopper, and a local community newspaper in the Los Angeles area. From 1987 to 1999, Mr. Schear was also an owner of a business brokerage company in Los Angeles known as International Business Sales.

Russell R. Roth has been one of our directors since July 2001. From April 1998, until the present, Mr. Roth has been President, Chief Executive Officer, Chief Financial Officer and Chairman of Las Vegas Gaming, Inc., a public reporting company incorporated in Nevada that is in the business of developing, marketing and distributing casino games and related supplies. From January 1995 until December 1999, Mr. Roth had been the feature writer, editor and co-owner of the Las Vegas Investment Report and has managed portfolios for a few select individuals. From September 1994 to April 1996, Mr. Roth served as President of National Investment & Tax Managers, Inc. From January 1987 to April 1993, Mr. Roth served as Chief Financial Officer of Sotheby's Holdings, Inc., an art auction company. At Sotheby's Holdings, Inc., Mr. Roth spearheaded the Company's initial public offering in 1988. From 1983 to 1986, Mr. Roth served as Chief Financial Officer of Cessna Aircraft Company where Mr. Roth coordinated a successful merger of the Company with General Dynamics Corp. From 1974 to 1983, Mr. Roth served in various financial capacities for Rockwell International and the Bendix Corporation. Mr. Roth received his Bachelors of Science in Economics from the University of Kansas in 1968 and his Masters of Business Administration from the University of Michigan in 1973. He also serves on the board of directors of Lincoln International, Inc., a public reporting company traded on the Over-The-Counter Bulletin Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY SEDONA SOFTWARE SOLUTIONS WILL

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BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

TERM OF OFFICE

Our Directors are elected for one-year terms, to hold office until the next annual general meeting of the shareholders, or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

INFORMATION REGARDING THE BOARD

Legal Access Technologies, Inc. does not currently have an audit committee, compensation committee, nominating committee, executive committee, Stock Plan Committee, or any other committees.

During our 2002 fiscal year there were two meetings of our board of directors held. Various matters were approved by consent resolution which in each case was signed by each of the members of the board of directors then serving.

OFFICER/DIRECTOR COMPENSATION

The following table sets forth certain information as to the Company’s Chief Executive Officer and the highest paid officers and directors for its last three fiscal years. No other compensation was paid to any such officers or directors during this time period, except as provided. The information provided also reflects compensation issued prior to the reverse acquisition with Tele-Lawyer, Inc. by that company.

		Annual Compensation				Long Term Compensation
Name	Title	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awarded	Warrants & Options	LTIP payouts ($)	All Other Compensation
Michael A. Cane	Director, CEO, CFO and President	2001 2002 2003	120,000 155,000 45,000	0 0 0	0 0 0	0 0 0	0 0 50,000		0 0 0
Elliot T. Schear	Director, Vice President	2001 2002 2003	0 40,000 47,000	0 0 0	0 0 0	0 25,000 0	50,000 0 50,000		120,000 80,000
Steven D. Fellows	Former Treasurer CFO	2001 2002 2003	82,500 90,000 45,000	0 2,000 0	0 0	0 25,000 0	100,000 0 0		5,000 0 9,000
Russell Roth	Director	2001 2002 2003	0 0 0	0 0 0	0 0 0	0 0 0	0 25,000 0		0 0 0

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There can be no assurance that the amounts of compensation actually paid, or the persons to whom it is paid for 2003-2004, will not differ materially from the above amounts. All compensation paid prior to June 12, 2001, was provided by Tele-Lawyer and not by Legal Access Technologies. Stock and options issued prior to June 12, 2001, by Tele-Lawyer were converted on June 12, 2001, to Legal Access Technologies stock and options under the same terms issued by Tele-Lawyer.

Stock Option Grants

The following table sets forth the number of options issued and exercised during the most recent fiscal year-end April 30, 2003, and the value of such options for the Chief Executive Officer and the named Executive Officers. These options include those exchanged for stock options that expired unexercised during the year.

Name	Number of Securities Underlying Options Granted in Fiscal year	% Of Total Options Granted to Employees in Fiscal Year	Exercise or base price	Expiration Date
Michael Cane	50,000	32%	$1.00	4-30-06
Elliot Schear	50,000	32%	$1.00	4-30-06

Name	No. Of Shares Exercised	Value Realized	No. Of Securities Underlying Unexercised Options at Fiscal Year End	Value of Unexercised In the Money Options at Fiscal Year End
Michael Cane	0	0	50,000	$0
Elliot Schear	0	0	100,000	$0

Compensation of Directors

Directors who are not our employees or consultants are not paid for their services for attending board or committee meetings.

Employment Agreements

On June 12, 2001, we entered into employment agreements with each of our new officers for a term of one year. These agreements have been renewed each year and extended.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year ended April 30, 2003:

Name and Principal Position	Number of Late Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Michael Cane, Director, Chief Executive Officer and President	0	0	0
Elliot Schear, Director, Vice President	0	0	0
Russell Roth, Director	0	0	0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below provides the beneficial ownership of our common stock by each person known by us to beneficially own more than 5% of our common stock outstanding as of October 14, 2003 and by our officers and directors as a group. Except as otherwise indicated, all shares are owned directly.

Title of class	Name and address of beneficial owner	Number of Shares of Common Stock	Percentage of Common Stock (1)
Common Stock	Michael A. Cane (President, Director) 2300 W. Sahara Ave., Suite 500 Las Vegas, NV 89102	2,821,279(1)	46.75%
Common Stock	VMR AM Kronberger Hang 5 65824 Schwalbach am Taunus Germany Voting Power: Kevin Devine	335,812	6.08%
Common Stock	Elliot Schear (Director) 23915 Strathern St. West Hills, CA 91304	25,000(2)	2.00%

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Common Stock	Russell R. Roth, Director 3120 South Rainbow Blvd. Suite 204 Las Vegas, NV 89146	9,250(3)	1.34%
Common Stock	All Officers and Directors as a Group (3 persons)	2,855,529	50.09%
____________________
* Based on 6,248,732 shares of common stock outstanding as of October 14, 2003.
(1) Mr. Cane also holds stock options to purchase 100,000 shares at a price of $1.00.
(2) Mr. Schear also holds stock options to purchase 100,000 shares at a price of $1.00
(3) Mr. Roth also holds stock options to purchase 25,000 shares at a price of $3.00 and 50,000 shares at a price of $1.00, all of which have vested as of this date.

Other than the shareholders listed above, we know of no other person who is the beneficial owner of more than five percent of our common stock.

AUDIT FEES

Legal Access Technologies has been billed $20,665.15 for professional services rendered for the audit of its annual financial statements for the most recent fiscal year ended April 30, 2003 and the reviews of its quarterly financial statements.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by the Company’s auditors for: (a) directly or indirectly operating, or supervising the operation of, the Company’s information system or managing the Company’s local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company’s financial statements taken as a whole. As there were no fees billed or expended for the above services, the Company’s board of directors did not consider whether such expenditures were compatible with maintaining the auditor’s independence from the Company.

FORWARD –LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on our current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.

The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

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FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for Legal Access Technologies’ proxy statement and form of proxy for its next annual meeting of shareholders will be November 18, 2004.

For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation.

A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal.

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WHERE YOU CAN FIND MORE INFORMATION

Legal Access Technologies is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Legal Access Technologies files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors
of LEGAL ACCESS TECHNOLOGIES, INC.

/s/ Michael A. Cane
Michael A. Cane
Chief Executive Officer, Chief Financial Officer,
President, and Director

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LEGAL ACCESS TECHNOLOGIES, INC.

Annual Meeting of Shareholders
November 18, 2003
PROXY

The undersigned appoints Michael A. Cane of LEGAL ACCESS TECHNOLOGIES, INC. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of LEGAL ACCESS TECHNOLOGIES, INC., to be held November 18, 2003 beginning at 10:00 a.m., Pacific Standard Time, at 2300 West Sahara Ave., Suite 500, Las Vegas, Nevada, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement sent to Shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated [X]    Total Number of Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1.     For the election of the following nominee as directors of the Company, to serve until the next annual meeting or until their successors are elected and qualified:

                                          FOR Nominee     NOT FOR Nominee
Michael A. Cane                                 [_]         [_]

                  FOR Nominee                       NOT FOR Nominee
Elliot Schear                      [_]                           [_]

                  FOR Nominee                       NOT FOR Nominee
Russell Roth                      [_]         [_]

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

Signature(s)                     Dated: ________________, 2003

___________________________             ___________________________

PLEASE SIGN AND RETURN THIS PROXY PROMPTLY

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